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                                                                   EXHIBIT 10.1

                                 AMENDMENT NO. 3
                     TO THE LINCOLN ELECTRIC HOLDINGS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                  (AS AMENDED AND RESTATED AS OF MARCH 1, 2002)
             WITH RESPECT TO THE AMERICAN JOBS CREATION ACT OF 2004

         WHEREAS, Lincoln Electric Holdings, Inc. (the "Company") adopted the Lincoln Electric Holdings, Inc. Supplemental Executive Retirement Plan (the "Plan"), originally effective as of January 1, 1994;

         WHEREAS, the Plan is classified as a "nonqualified deferred compensation plan" under the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, the American Jobs Creation Act of 2004, P.L. 108-357 (the "AJCA") added a new Section 409A to the Code, which significantly changed the Federal tax law applicable to "amounts deferred" under the Plan after December 31, 2004;

         WHEREAS, pursuant to the AJCA, the Secretary of the Treasury and the Internal Revenue Service will issue proposed, temporary or final regulations and/or other guidance with respect to the provisions of the new Section 409A of the Code (collectively, the "AJCA Guidance"); and

         WHEREAS, the AJCA Guidance has not yet been issued.

         NOW, THEREFORE, the Company hereby adopts this Amendment No. 3 to the Plan, which Amendment is intended to freeze the Plan with respect to all benefit accruals vested prior to January 1, 2005 to qualify for "grandfather" status and continue to be governed by the law applicable to nonqualified deferred compensation prior to the addition of Code Section 409A (as specified in the Plan as in effect before the adoption of this Amendment No. 3).

         Words used herein the Capital letters that are defined in the Plan are used herein as so defined.

                                    SECTION 1

         Article I of the Plan is hereby amended by adding a new Section 1.3 to read as follows:

         Section 1.3. Benefit freeze. (a) Effective as of December 31, 2004, future benefit accruals under this Plan are frozen, and all future benefit accruals will cease. The Company may consider unfreezing such accruals in the future. Until such future amendment, no Participant will be credited with service for any purpose under the Plan, and such Participant's benefit under the Plan shall be determined based on the accrued benefit in effect under the Plan on December 31, 2004, and on such Participant's age and service as determined on such date.

         It is intended that this benefit freeze preserve the "grandfather" provisions of Section 885(d) of the AJCA, and that the Plan not be required to comply the provisions of Section 409A of the Code as enacted by the AJCA. The Plan shall be administered in a manner that will comply with the "grandfather" provision of Section 885(d) of the AJCA, including proposed,


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temporary or final regulations or any other guidance issued by the Secretary of the Treasury and Internal Revenue Service with respect thereto (collectively with the AJCA, the "AJCA Guidance"). The Committee shall not take any action hereunder that would cause the Plan not to comply with any provision of Section 885(d) of the AJCA. The Committee is authorized to adopt rules and regulations deemed necessary or appropriate in connection therewith to anticipate and/or comply with the requirements of the AJCA Guidance (including any transition or grandfather rules thereunder).

         The effective date of this Amendment No. 3 is January 1, 2005. Benefits accrued prior to January 1, 2005 and that qualify for "grandfather" status under
Section 409A of the Code and Section 885(d) of the AJCA shall continue to be governed by the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code and shall be subject to the terms and conditions specified in the Plan as in effect prior to the effective date prior to this Amendment No. 3.

                                    SECTION 2

         Section 9.1 of the Plan is hereby amended in its entirety to read as follows:

         Section 9.1. Amendment and Termination. The Company reserves the right to amend or terminate the Plan in any manner that it deems advisable and at any time, by resolution of the Board. Notwithstanding the preceding, no amendment or termination of the Plan (other than an amendment or termination as necessary to comply with Section 885(d) of the AJCA) shall reduce the accrued Benefit of any Participant determined as of the day immediately preceding the effective date of such amendment or termination.

                                    SECTION 3

         Section 9.11 of the Plan is hereby deleted in its entirety.

         EXECUTED this 1st day of December, 2004.

                                        LINCOLN ELECTRIC HOLDINGS, INC.



                                        By:
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                                        Title:
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